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                                                                   EXHIBIT 10.39

                                 METROCALL, INC.

                               PLACEMENT AGREEMENT


                                                               December 17, 1998


Morgan Stanley & Co. Incorporated,
 for itself and the other several
 Placement Agents named in Schedule I hereto
1585 Broadway
New York, New York  10036-8293

Ladies and Gentlemen:

              Metrocall, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Manager") and the other several purchasers named in Schedule I hereto (collectively with the Manager, the "Placement Agents") $250,000,000 principal amount of its 11% Senior Subordinated Notes due 2008 (the "Notes") to be issued pursuant to the provisions of an Indenture to be dated as of December 22, 1998 (the "Indenture"), between the Company and First Union National Bank, as Trustee (the "Trustee").

              The Notes will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act (the "Regulation S").

              The Placement Agents and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and to be substantially in the form attached hereto as Exhibit A.

              In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum dated December 3, 1998 (the "Preliminary Memorandum") and will prepare a final offering memorandum (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum") setting forth or including a description of the terms of the Notes, the terms of the offering and a description of the Company and its business. As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference therein.


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              1.     Representations and Warranties. The Company represents and warrants to, and agrees with, you that as of the date hereof:

              (a) (i) Each document, if any, filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in either Memorandum complied when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder and (ii) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Placement Agents to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a) do not apply to statements or omissions in either Memorandum based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use therein.

              (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (c) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, other than liens disclosed in the Memorandum in favor of the Company's lenders under the Credit Facility (as used in the Memorandum).

              (d) This Agreement has been duly authorized, executed and delivered by the Company.


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              (e)    The Notes have been duly authorized by the Company and,
when executed, authenticated and delivered to and paid for by the Placement Agents in accordance with the terms of the Indenture and this Agreement, will
(x) be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as (A) the enforceability thereof may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) be entitled to the benefits of the Indenture.

              (f) Each of the Indenture and the Registration Rights Agreement has been duly authorized, and when executed and delivered by the Company, will be a valid and binding agreement of, the Company, enforceable in accordance with its terms except as (x) the enforceability thereof may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability.

              (g) The execution, delivery and performance by the Company of its obligations under this Agreement (including the issuance, sale and delivery of the Notes), the Indenture, the Registration Rights Agreement and the Notes will not (i) contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, including, without limitation, the Federal Communications Commission ("FCC"), (ii) violate or conflict with any law, rule or regulation applicable to the Company, any of its subsidiaries, or their respective properties, including, without limitation, the Communications Act of 1934, as amended, and the rules and regulations of the FCC thereunder (collectively, the "Communications Act"), or (iii) result in termination or revocation of any of the permits, licenses, approvals, orders, certificates, franchises or authorizations of governmental or regulatory authorities, including those relating to the Communications Act, owned or held by the Company or any of its subsidiaries in order to conduct its paging operations (collectively, the "Licenses") or result in any other material impairment of the rights of the holder of any such Licenses; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency, including, without limitation, the FCC, is required for the performance by the Company of its obligations under this Agreement (including the issuance, sale and delivery of the Notes), the Indenture, the Registration Rights Agreement or the Notes, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the


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Notes or by the securities laws of the various states in connection with the registration obligations under the Registration Rights Agreement.

              (h) There has not occurred any material adverse change, or any development which could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum.

              (i) There are no legal or governmental proceedings pending, or to the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Notes or to consummate the transactions contemplated by the Final Memorandum.

              (j) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Notes (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

              (k) The Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Memorandum, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

              (l) Assuming the accuracy of the representations of the Placement Agents contained in Section 6 of this Agreement, and the compliance by the Placement Agents with the agreements set forth herein, it is not necessary in connection with the offer, sale and delivery of the Notes to the Placement Agents in the manner contemplated by this Agreement to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

              (m) The Company and each of its subsidiaries have such Licenses as are necessary for the lawful operation of their paging business as described in the Final


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Memorandum under the caption "Business" in the manner and to the full extent now operated or proposed to be operated as described in the Final Memorandum, except for those Licenses the absence of which would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Licenses are in full force and effect and no proceeding has been instituted or is pending or, to the Company's knowledge, is threatened or contemplated which in any manner affects or draws into question the validity or effectiveness thereof. The Licenses contain no restrictions, except for restrictions applicable to the paging industry generally, that are materially burdensome to the Company or any of its subsidiaries. The Company and each of its subsidiaries hold all other material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses, and neither the Company nor any of its subsidiaries has infringed any patents, patent rights, trade names, trademarks or copyrights, except for an infringement which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (n) Except for matters that would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, (i) the operation of the Company's paging business in the manner and to the full extent now operated or proposed to be operated as described in the Final Memorandum is in accordance with the Licenses, the Communications Act and all orders, rules and regulations of the FCC, and (ii) no event has occurred which permits (nor has an event occurred which with notice or lapse of time or both would permit) the revocation or termination of any necessary Licenses or which might result in any other impairment of the rights of the Company or any of its subsidiaries therein or thereunder, and the Company and each of its subsidiaries are in compliance with all statutes, orders, rules and regulations of the FCC relating to or affecting their paging operations.

              (o) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (p) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agents) has engaged in any directed selling efforts (as that


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term is defined in Regulation S) with respect to the Notes, and the Company and its Affiliates and any person acting on their behalf (other than the Placement Agents) have complied with the offering restrictions requirement of Regulation S.

              (q) The terms of the Notes and the Indenture conform in all material respects to the description thereof contained in the Preliminary Memorandum and will conform in all material respects to the description thereof in the Final Memorandum under the heading "Description of Notes."

              (r) The proceeds from the offering and sale of the Notes will be applied in all material respects in accordance with the description set forth under the caption "Use of Proceeds" in the Final Memorandum.

              (s) The financial statements and pro forma financial information contained in each Memorandum comply with the requirements of Regulation S-X of the Commission.

              (t) The Company has obtained all waivers and consents necessary to be obtained by the Company under the Credit Facility in connection with the issuance and sale of the Notes, including, without limitation, an acknowledgment that such issuance and sale complies with the requirements of Section 7.1(g) thereof.

              2. Offering. You have advised the Company that the Placement Agents will make an offering of the Notes purchased by the Placement Agents hereunder on the terms set forth in the Final Memorandum as soon as practicable after this Agreement is entered into as in your judgment is advisable.

              3. Purchase and Delivery. The Company hereby agrees to sell to the several Placement Agents, and the Placement Agents, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Company the respective principal amount of Notes set forth in Schedule I hereto opposite their names at a purchase price of 97.054% of the principal amount thereof plus accrued interest, if any, from December 22, 1998 to the date of payment and delivery.

              Payment for the Notes shall be made against delivery of the Notes at a closing (the "Closing") to be held at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 9:00 a.m., New York City time, on December 22, 1998, or at such other time on the same or such other date, not later than December 29, 1998, as shall be designated in writing by you. The time and date of such payment are herein referred to as the Closing Date. Payment for the Notes shall be made by wire transfer to an account previously designated to the Placement Agents by the Company in immediately available funds.


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              Certificates for the Notes shall be in definitive form and registered in such names and in such denominations as you shall request in writing not less than one full business day prior to the Closing Date. The certificates evidencing the Notes shall be delivered to you on the Closing Date for the respective accounts of the several Placement Agents, with any transfer taxes payable in connection with the transfer of the Notes to the Placement Agents duly paid, against payment of the purchase price therefor.

              4. Conditions to Closing. The several obligations of the Placement Agents under this Agreement to purchase the Notes will be subject to the following conditions:

              (a) Subsequent to the date of this Agreement and prior to the Closing Date,

              (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

              (ii) there shall not have occurred any change, or any development which could reasonably be expected to result in a change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Final Memorandum.

              (b) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

              The officer signing and delivering such certificate may rely upon the best of his knowledge as to any proceedings threatened.

              (c) You shall have received on the Closing Date an opinion of Wilmer, Cutler & Pickering, special counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B.


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              (d)    You shall have received on the Closing Date an opinion of
Joyce & Jacobs, Attorneys at Law, L.L.P., FCC counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit C.

              (e) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Placement Agents, dated the Closing Date, in form and substance satisfactory to you.

              (f) You shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Arthur Andersen LLP, the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Final Memorandum.

              (g) You shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Ernst & Young LLP, independent auditors for ProNet Inc., containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Final Memorandum.

              (h) You shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from PricewaterhouseCoopers LLP, independent accountants for AT&T Wireless Services, Inc.--Messaging Division, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Final Memorandum.

              (i) The Company shall have complied with the provisions of subsection (a) of Section 5 hereof with respect to the furnishing of copies of the Final Memorandum on the business day next following the date of this Agreement, in such quantities as you shall have reasonably requested.

              (j) The Company shall have received all waivers and consents necessary to be obtained by the Company under the Credit Facility.

              (k) You shall have received such other documents and certificates as are reasonably requested by you and your counsel.


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              5.     Covenants of the Company. In further consideration of the
agreements of the Placement Agents contained in this Agreement, the Company covenants as follows:

              (a) To furnish to you, without charge, during the period mentioned in paragraph (c) below, as many copies of the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request and to use best efforts to deliver such copies to you by 5 p.m. (New York City time) on the business day next following the execution of this Agreement.

              (b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

              (c) If, during such period after the date hereof and prior to the date on which all of the Notes shall have been sold by the Placement Agents, any event shall occur or condition exist as a result of which it is necessary in your judgment to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when such Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel to the Placement Agents, it is necessary to amend or supplement such Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Placement Agents, either amendments or supplements to such Memorandum so that the statements in such Memorandum as so amended or supplemented will not, in the light of the circumstances when such Memorandum is delivered to a purchaser, be misleading or so that such Memorandum, as so amended or supplemented, will comply with applicable law.

              (d) To endeavor to qualify the Notes, if required, for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

              (e) Whether or not any sale of such Notes is consummated, to pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation of each Memorandum and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes, including any transfer or other taxes payable thereon, (iii) the fees and disbursements of the Company's counsel and accountants and the Trustee and its counsel, (iv) the qualification of such Notes under securities or Blue Sky laws in accordance with the provisions of Section 5(d), including filing fees and the reasonable fees and disbursements of counsel for the Placement Agents in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda, (v) the printing and delivery to the Placement Agents in quantities as hereinabove stated


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       of copies of the Memorandum and any amendments or supplements thereto,
       (vi) any fees charged by rating agencies for the rating of such Notes,
       (vii) all document production charges and expenses of counsel to the Placement Agents (but not including their fees for professional services) in connection with the preparation of this Agreement, (viii) the fees and expenses, if any, incurred in connection with the admission of such Notes for trading in PORTAL or any other appropriate market system, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expense of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and
       (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

              (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act of such Notes.

              (g) Not to solicit any offer to buy or offer or sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

              (h) While any of the Notes remain outstanding, to make available, upon request, to any seller of such Notes the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

              (i) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agents) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes, and the Company and its Affiliates and each person acting on its or their behalf (other than the Placement Agents) will comply with the offering restrictions of Regulation S.

              (j) To use its best efforts to permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.


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              6.     Offering of Notes; Restrictions on Transfer. (a) Each
Placement Agent, severally and not jointly, represents and warrants that such Placement Agent is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Placement Agent, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Notes only from, and will offer such Notes only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers", which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing such Notes are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions."

              (b) Each Placement Agent, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

              (i) it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Notes, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Notes, in any country or jurisdiction where action for that purpose is required;

             (ii) such Placement Agent will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

            (iii) the Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act;

             (iv) such Placement Agent has offered the Notes and will offer and sell the Notes (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Notes and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Securities Act. Accordingly, neither such Placement Agent, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect


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       to the Notes, and any such Placement Agent, its Affiliates and any such persons have complied and will comply with the offering restrictions requirements of Regulation S;

              (v) such Placement Agent has (A) not offered or sold and, prior to six months after the Closing Date, will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "Regulations"); (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and (C) only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the Notes if that person is of a kind described in
       Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on; and

             (vi) such Placement Agent understands that the Notes have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees that it will not offer or sell, any Notes, directly or indirectly in Japan or to any resident of Japan except (A) pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan and
       (B) in compliance with any other applicable requirements of Japanese law.

Terms used in this Section 6 have the meanings given to them by Regulation S.

              7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Placement Agent, and each person, if any, who controls such Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Placement Agent, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Placement Agent or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement


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                                       13


or omission or alleged untrue statement or omission based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use therein.

              (b) Each Placement Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Placement Agent, but only with reference to information relating to such Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use in either Memorandum or any amendments or supplements thereto.

              (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated in the case of parties indemnified pursuant to paragraph (a) above and by the Company in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

              (d)    To the extent the indemnification provided for in paragraph
(a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agents, on the other hand, from the offering of such Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agents on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other hand in connection with the offering of such Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Notes (before deducting expenses) received by the Company and the total discounts and commissions received by the Placement Agents in respect thereof bear to the aggregate offering price of such Notes. The relative fault of the Company on the one hand and of the Placement Agents on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Placement Agents' respective obligations to contribute pursuant to this
Section 7 are several in proportion to the respective principal amount of Notes they have purchased hereunder, and not joint.

              (e) The Company and the Placement Agents agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, no Placement Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes resold by it in the initial placement of such Notes were offered to investors exceeds the amount of any damages that such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution provisions contained in this Section 7 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agents or any person controlling the Placement Agents or by or on behalf of Issuer or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Notes. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

              8. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Final Memorandum.

              9. Miscellaneous. (a) If, on the Closing Date, any one or more of the Placement Agents shall fail or refuse to purchase Notes that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Notes which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Notes to be purchased on such date, the other Placement Agents shall be obligated severally in the proportions that the principal amount of Notes set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Notes set forth opposite the names of all such non-defaulting Placement

Agents, or in such other proportions as you may specify, to purchase the Notes which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Notes that any Placement Agent has agreed to purchase pursuant to
Section 3 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Notes without the written consent of such Placement Agent. If, on the Closing Date, any Placement Agent or Placement Agents shall fail or refuse to purchase Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes to be purchased on such date and arrangements satisfactory to you and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Placement Agent or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Placement Agent from liability in respect of any default of such Placement Agent under this Agreement.

              This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              (b) If this Agreement shall be terminated by the Placement Agents, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Placement Agents or such Placement Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Placement Agents in connection with this Agreement or the offering contemplated hereunder.

              (c) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

              (d) The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

              (e) Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective three days after deposit in the United States mail (certified or registered, return receipt requested), postage prepaid, or when received if personally delivered, addressed as follows:

To the Placement Agents:                        To the Company:

Morgan Stanley & Co. Incorporated               Metrocall, Inc.
1585 Broadway                                   6677 Richmond Highway
New York, NY  10036                             Alexandria, VA  22306
Attention: High Yield New Issue Group           Attention: Chief Financial Officer

with a copy to:                                 with a copy to:

Shearman & Sterling                             Wilmer, Cutler & Pickering
599 Lexington Avenue                            2445 M Street N.W.
New York, NY  10022                             Washington, D.C.  20037
Attention: Danielle Carbone                     Attention: Thomas W. White

or to such other address of which written notice is given to the other.

              Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.

                                               Very truly yours,

                                               METROCALL, INC.

                                               By /s/ Vincent D. Kelly
                                                  -----------------------
                                                  Name: Vincent D. Kelly
                                                  Title: Chief Financial Officer


Agreed, December 17, 1998

Morgan Stanley & Co.
       Incorporated

Acting severally on behalf
       of itself and the several
   Placement Agents named herein

By Morgan Stanley & Co.
       Incorporated

By /s/ Robert M. Shepardson III
  -----------------------------
           Authorized Signatory

                                   SCHEDULE I


                                                                   Principal
                                                                   Amount of Notes
              Placement Agent                                      To Be Purchased
              ---------------                                      ---------------
Morgan Stanley & Co. Incorporated ...............................   $125,000,000
NationsBanc Montgomery Securities LLC............................     50,000,000
TD Securities (USA) Inc..........................................     25,000,000
First Union Capital Markets, a division of Wheat
    First Securities, Inc.  .....................................     25,000,000
BancBoston Robertson Stephens Inc................................     25,000,000
                     ............................................   ------------
                                                                    $250,000,000
                         Total...................................   ============

                                                                       EXHIBIT A






                          REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT B

                     Opinion of Wilmer, Cutler & Pickering,
                             Counsel for the Company

              The opinion of the counsel for the Company to be delivered pursuant to Section 4(c) of the Placement Agreement shall be to the effect that:

              (A) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum (references herein to the Final Memorandum being taken to mean the same, as amended or supplemented) and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

              (B) each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

              (C) the Placement Agreement has been duly authorized, executed and delivered by the Company;

              (D) the Notes have been duly authorized by the Company and, when executed, authenticated and delivered to and paid for in accordance with the terms of the Placement Agreement, will (x) be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as (A) the enforceability thereof may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) be entitled to the benefits of the Indenture;

              (E) each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms except as (x) the enforceability thereof may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability, as well as concepts of materiality, reasonableness, good faith and fair dealing and (z) with respect to the Registration Rights Agreement only, rights of indemnification and contribution may be limited by Federal or state securities law or principles of public policy.

              (F) the execution, delivery and performance by the Company of its obligations under the Placement Agreement, the Indenture, the Registration Rights Agreement and the Notes will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) to such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Placement Agreement, the Indenture, the Registration Rights Agreement or the Notes, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes;

              (G) to the knowledge of counsel, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings fairly summarized in all material respects in the Final Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under the Placement Agreement, the Indenture, the Registration Rights Agreement or the Notes or to consummate the transactions contemplated by the Final Memorandum;

              (H) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

              (I) the statements in the Final Memorandum under the captions "Description of Notes," "Transfer Restrictions," "Risk Factors--The Notes Will be Subordinated to Metrocall's Senior Debt," "--Metrocall's Debt Agreements Impose Operating and Financial Restrictions," "Management of Metrocall--Employment Arrangements,"

       "Indebtedness" and "Private Placement," insofar as such statements constitute a summary of the laws, regulations, legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein;

              (J) such counsel is of the opinion that the statements in the Final Memorandum, under the caption "Certain United States Federal Tax Considerations" are accurate and fairly summarize the matters referred to therein;

              (K) such counsel is of the opinion that each document incorporated by reference in the Final Memorandum (except for financial statements included therein as to which such counsel need not express any opinion) complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder; and

              (L) based upon the representations, warranties, and agreements of the Company in Sections 1(j), 1(p), 5(f), 5(g) and 5(i) of the Placement Agreement and of the Placement Agents in Section 6 of the Placement Agreement, and assuming the accuracy of and compliance with such representations, warranties and agreements, it is not necessary in connection with the offer, sale and delivery of the Securities to the Placement Agents under the Placement Agreement or in connection with the initial resale of such Securities by the Placement Agents in accordance with Section 6 of the Placement Agreement to register the Securities under the Securities Act of 1933, it being understood that no opinion is expressed as to any subsequent resale of any Security.

              Such counsel shall also state that they have participated in conferences with representatives of the Company, representatives of its independent public accountants, the Company's FCC counsel, and representatives of the Placement Agents and their counsel at which conferences the contents of the Preliminary Memorandum and the Final Memorandum (and any amendments or supplements thereto) and documents incorporated by reference were discussed and, although such counsel assumes no responsibility for the accuracy, completeness or fairness of the Final Memorandum or any amendment or supplements thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe the Final Memorandum (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief), as of the date the Final Memorandum was issued and as of the date such opinion is delivered, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                                                       EXHIBIT C

                             Opinion of FCC Counsel
                                 for the Company

       The opinion of FCC counsel for the Company to be delivered pursuant to
Section 4(d) of the Placement Agreement shall be to the effect that:

              (A) the execution, delivery and performance by the Company of its obligations under the Placement Agreement, the Indenture, the Registration Rights Agreement and the Notes will not (1) contravene any judgment, order or decree of the FCC, (2) violate or conflict with the Communications Act or (3) result in termination or revocation of any of the Licenses or result in any other material impairment of the rights of the holder of any such License; and no consent, approval, authorization or order of or qualification with the FCC, is required for the performance by the Company of its obligations under the Placement Agreement, the Indenture, the Registration Rights Agreement or the Notes;

              (B) to the best of such counsel's knowledge, the Company and each of its subsidiaries have such Licenses as are necessary for the lawful operation of their paging business in the manner and to the full extent now operated or proposed to be operated as described in the Final Memorandum; the Licenses are in full force and effect and, to the best of our knowledge, no proceeding has been instituted or is threatened, pending or contemplated which in any manner affects or draws into question the validity or effectiveness thereof; the Licenses contain no materially burdensome restrictions not customarily imposed by the FCC on paging companies of the same class and type;

              (C) such counsel has not been retained to devote substantial attention to any matter or claim which, if true, would constitute a material violation of the Communications Act or the rules and regulations of the FCC or warrant revocation or termination of the Licenses or any other material impairment of the rights of the Company or any of its subsidiaries therein or thereunder; and

              (D) the statements in the Final Memorandum, under the captions "Risk Factors--Technological Developments Could Affect Metrocall's Business," "--Metrocall Could Incur Substantial Liabilities if Litigation Involving Local Transport Charges is Resolved Unfavorably," "--Metrocall's Business Can be Affected by Changes in Regulations," and "Business--Competition," "--Regulation," "--Legislative Changes" and "--Litigation" which concern legal matters, documents or proceedings (including, without limitation, provisions of the Communications Act or the FCC's rules and regulations) arising under or in connection with the Communications Act and the FCC's rules and regulations, fairly present and summarize those legal matters, documents, proceedings, provisions, rules and regulations.


















                                      C-2